Exhibit 99.1
2nd Quarter 2006 Earnings Conference Call Jean-Pierre Vandromme, CEO Boris Svetlichny, CFO Alexey Subbotin, Investor Relations When Thursday, August 3, 2006 9:00 a.m. (U.S. Eastern Time Zone) 2:00 p.m. (London time) 5:00 p.m. (Moscow time) Where to call U.S.: +1 (800) 553-0351 International: +1 (612) 332-0107 No access code is necessary To hear a replay of the conference call: August 3, 05:45 p.m. through August 10, 11:59 p.m. (U.S. Eastern Time Zone) U.S.: +1 (800) 475-6701 International: +1 (320) 365-3844 Enter Access Code: 836911 Live Webcast Please go to: http://www.goldentelecom.com/webcast_en (The webcast will also be available for replay on the Internet from August 4)

Special Note Regarding Forward Looking Statements Statements made in this presentation are forward looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. Such statements include those on our corporate strategy, including our plans to expand into the Russian regions, our broadband strategy and our plans to utilize our Federal Transit Network, the Company's acquisition strategy and the expected benefits of such acquisitions, the development of our fiber optic project, financial forecasts, and the delivery and launch of certain equipment. It is important to note that such statements involve risks and uncertainties, which may cause outcomes to differ materially from those set forth in these statements. Such risks and uncertainties include, but are not limited to, the possibility that we are not able to develop our corporate strategy, as we anticipate the inability to further develop our broadband service offering and implement our Federal Transit Network, the telecommunications environment may not develop as we expect, that we are not able to develop our fiber optic cable project as we expect, that our margins may weaken in the face of competition or adverse regulation events, and that macroeconomic and political factors may restrict growth in our operating markets. Additional information concerning factors that could cause results to differ materially from those in the forward looking statements is contained in the Company's filings with the U.S. Securities and Exchange Commission including the Company's quarterly report on Form 10- Q filed during 2006, current reports on Form 8-K filed during 2006, the Company's annual report on Form 10-K for the year ended December 31, 2005. For additional information please contact: Investor Relations: Alexey Subbotin e-mail: ir@gldn.net tel: +7-501-797-9300 fax: +7-501-797-9331 Public relations: Anna Chin Go Pin e-mail: achin@gldn.net tel: +7-501-797-9300 fax: +7-501-797-9332 www.goldentelecom.com

Financial Performance in the Second Quarter of 2006 Revenue Growth Q2 2006 vs. Q2 2005 Revenue Growth Q2 2006 vs. Q1 2006 Operating Income Growth Q2 2006 vs. Q2 2005 Operating Income Growth Q2 2006 vs. Q1 2006

Net Income Growth in the Second Quarter of 2006 Net Income Growth Q2 2006 vs. Q2 2005 Net Income Growth Q2 2006 vs. Q1 2006

Stock Based Compensation. Illustration of P&L Impact Under Old and Revised Accounting Rules *Note: The above table is for illustrative purposes only, does not purport to present management's expectation of GTI's stock price, nor is it necessarily indicative of GTI's stock price which may be achieved in the future. Actual SAR expenses recognized in Q1=US$ 2.6 million (including cumulative effect of a change in accounting principle of US$ 0.7 million), Q2=US$ 0.4 million

Consistent Implementation of Golden Telecom's Strategy Business Market Continue to pursue corporate clients Addressing New Market Segments Regional Expansion Federal Transit Network (FTN) Broadband Acquisitions GSM-1800 license in Ukraine

Broadband: 4 Options Option 2 - DSL (Digital Subscriber Lines) Option 3 - FTTB (Fiber To The Building) Option 4 - Local Loop Acquisition Option 1 - WiFi Network

Broadband Option 1: WiFi network Moscow, Russia: August 3, 2006 3,000 access nodes installed 5,000 access nodes to be deployed The service area will cover one-third of all Moscow households May 4, 2006 750 WiFi access nodes installed Coverage 70,000 households Option 1 - WiFi Network Access nodes deployed

Option 2 - DSL (Digital Subscriber Lines) Russia To Date 268 DSL nodes deployed in Moscow. 8,576 ports capacity 1,830 nodes deployed outside of Moscow. 50,230 ports capacity Nizhny Novgorod, Russia: March 2006 Population 3.4 million Moscow-N. Novgorod FOCL is rolled out Agreement to provide ADSL based Triple Play services are provided in Afonino residential district June 2006 Agreement to provide ADSL based Triple Play services in Meshersky district Samara, Russia: June 2006 Population 1.2 million Agreement to provide Triple Play services including broadband Internet access, VoIP, Digital TV in a district of a city Other CIS Astana, Kazakhstan: May 2006 Population 600,000 people Agreement to provide ADSL-based Triple Play services in a district in Astana Tashkent, Uzbekistan: June 2006 38 ADSL nodes deployed out of 50 nodes Broadband services launched for private users Coverage - about 1.75 million people Broadband Option 2: DSL (Digital Subscriber Lines)

Option 3- Fiber To The Building (FTTB) Kiev, Ukraine: April 2006 Population of 2.6 million Golden Telecom started to provide broadband services through FTTB in Kiev Coverage-24,000 households Broadband Option 3: FTTB (Fiber To The Building)

Broadband Option 4: Local Loop Acquisition

Option 4 – Local Loop Acquisition



Central Office
Home Network "A"
Backbone Network
Home Network "B"
Dedicated line to customer .
Speed: 100Mbit/s.

Kazan, Russia:

- March 2006
  - Population 2.2 million
  - Acquisition of Tatintelcom, the largest provider of Internet access in terms of volume
  - DSL equipment installed on 8 out of 10 public switched telephone network ("PSTN") nodes in Kazan
  - Coverage 160,000 out of total 350,000 households

Ekaterinburg, Russia:

- April 2006
  - Population 1.3 million
  - Purchase of network and technical resources of ZAO BINAR in Ekaterinburg
  - 6 access nodes
  - 10 km fiber optic cable line
  - Overall network capacity 10,000 numbers
  - DSL access nodes to be installed on the BINAR copper-wire distribution network

Ivano-Frankovsk, Western Ukraine:

- April, 2006
  - Population 300,000 people
  - Acquisition of TTK, the leading alternative operator in Ivanovo-Frankovsk
  - Local broadband network: backbone cable of 205 km+total distribution cables of 281 km
  - Total of 11,000 subscribers of switched voice services

Krasnodar Region, Russia:

- June 2006
  - Population 5.1 million
  - Acquisition of Kubtelecom, the largest alternative owner of distributed copper and fiber optic network in Krasnodar Region
  - Capacity – more than 110,000 numbers of which 50,000 numbers in use
  - Already 5,000 cable TV subscribers
  - Wireline network access to more than 40,000 households in Krasnodar
  - Copper - 27,000 lines

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Federal Transit Network ("FTN") April 2006, All 88 points of interconnection were formally commissioned by the relevant Russian regulatory agencies June 2006 Golden Telecom has entered into interconnection agreements with all of the incumbent Russian zonal fixed line telephone operators All documentation necessary for operation of Golden Telecom's FTN and for receipt access codes for long distance services were submitted to Rossvyaznadzor

Regional Expansion. Acquisitions H1 2006

Kubtelecom, Krasnodar Region

- Completed in June 2006
- The largest owner of copper and fiber optic network in the region with 5.1m people
  - ❑ 27,000 copper lines available for DSL deployment
  - ❑ 17,000 households cabled for Cable TV and for 42,000 potential broadband lines
  - ❑ Local fiber network of 130km + zonal network

Tatintelecom, Tatarstan

- Completed in March 2006
- The largest (in terms of volume) provider of Internet access in Tatarstan a Republic with a population of 2.2 m people
  - ❑ Access to over 160,000 subscribers in Kazan with own DSL product
  - ❑ Local fiber network in Kazan with PoPs in all other major cities of Tatarstan

TTK, Ivano-Frankovsk, Ukraine

- Completed in April 2006
- The leading alternative operator in the city with a population of 300,000 people
  - ❑ Local broadband network: backbone cable of 205 km + total distribution cables of 281 km
  - ❑ Approximately 20% market share

BINAR, Ekaterinburg

- Completed in April 2006 (Asset Purchase)
- Purchase of network and technical resources in Ekaterinburg (1.3m people)
  - ❑ 6 access nodes with overall network capacity of 10,000 numbers (DSL access nodes to be installed on the BINAR copper-wire distribution network)
  - ❑ 10 km fiber optic cable line

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Regional Expansion. Acquisitions Since September 2005 Sakhalin Telecom, Far East region Completed in September 2005 Strong presence in a oil-rich region Owns 25 km fiber-based network and radio access network (incl. deployed WiFi spots) 20,000 ABC numbers available of which 2,500 already in service Sochitelecom, South region Completed in October 2005 Controls over 85% of the local Internet access market (0.3m people) Over 17,000 dial-up IP customers Focus on largest hotels and business centers Antel Rascom, Moscow, St. Petersburg Completed in November 2005 Effectively acquired 54% in ZAO Rascom Provides capacity for Golden Telecom traffic needs on the Company's busiest route between Moscow and St. Petersburg Secures an international gateway for Golden Telecom traffic to Finland

Regional Expansion Through New GSM-1800 License in Ukraine Regions of presence prior to May 2006 Additional regions with frequencies assigned Regions N/A May 2006: Golden Telecom received a 15-year license to provide services in the GSM- 1800 standard in various regions of Ukraine (in addition to its current GSM network in Kiev and Odessa) Coverage 86% of the Ukrainian territory with a population of 38 million July 2006: Golden Telecom signed a national roaming agreement with Ukrainian Radio Systems Access through roaming to 50% of population of Ukraine with coverage in 245 cities and 2,000 residential areas

Fiber Optic Communication Line ("FOCL")


FINLAND
SWEDEN
Stockholm
ESTONIA
RUSSIA
LATVIA
LITHUANIA
RUSSIA
BELARUS
KAZAKHSTAN
POLAND
UKRAINE
CZECH REPUBLIC
SLOVAKIA

2005

- October. Acquisition of ownership interest in Antel Rascom. FOCL Moscow- S-Petersburg -The Finnish Border-Stockholm

2006 To-Date

- March. Commercial launch of FOCL Moscow-Nizhny Novgorod 480 km long (Joint Project with Vimpelcom)
- June. Constructed FOCL Nizhny Novgorod-Kazan 490 km long (Joint Project with Vimpelcom)
- H2 2006 Plan: Kazan-Ufa FOCL Construction (Joint Project with Vimpelcom)

2007 Plan

- Construction of FOCL Kazan-Perm-Ekaterinburg (Joint Project with Vimpelcom)
- Construction of FOCL Ufa-Samara-Saratov (Joint Project with Vimpelcom)
- Construction of FOCL Moscow-Rostov-on-Don-Krasnodar (Joint Project with Vimpelcom)

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